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                                                                       Exhibit 5

[CHOICEPLUS LOGO]

                           Lincoln ChoicePlus II/SM/
                     Advance Variable Annuity Application

                                                       -------------------------
                                                       The Lincoln National Life
                                                            Insurance Company
                                                           Fort Wayne, Indiana
                                                       -------------------------

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 Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST
                      BE INITIALED BY THE CONTRACT OWNER.


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1a  Contract Owner   Maximum age of Contract Owner is 90.
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Full legal name or trust name*

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Street address

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City                         State                    ZIP

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Trustee name*

Social Security number/TIN             [_][_][_]-[_][_]-[_][_][_][_]

Date of birth    [_][_] [_][_] [_][_]           [_] Male  [_] Female
                 Month   Day    Year

Home telephone number               [_][_][_] [_][_][_]-[_][_][_][_]

Date of trust* [_][_] [_][_] [_][_]             Is trust revocable?*
               Month   Day    Year              [_] Yes       [_] No

*This information is required for trusts.


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1b  Joint Contract   Owner Maximum age of Joint Contract Owner is 90.
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Full legal name

Social Security number                 [_][_][_]-[_][_]-[_][_][_][_]

Date of birth    [_][_] [_][_] [_][_]     [_] Male    [_] Female
                 Month   Day    Year      [_] Spouse  [_] Non-spouse


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2a  Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint
                Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 90.
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Full legal name

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Street address

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City                         State                    ZIP

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Social Security number                 [_][_][_]-[_][_]-[_][_][_][_]

Date of birth    [_][_] [_][_] [_][_]           [_] Male  [_] Female
                 Month   Day    Year

Home telephone number               [_][_][_] [_][_][_]-[_][_][_][_]


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2b  Contingent Annuitant   Maximum age of Contingent Annuitant is 90.
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Full legal name

Social Security number                 [_][_][_]-[_][_]-[_][_][_][_]


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3  Beneficiary(ies) Of Contract Owner   (List additional beneficiaries on
                                        separate sheet. If listing children, use
                                        full legal names.)
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Full legal name or trust name*            [_] Primary [_] Contingent

                                                                   %
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Relationship to Contract Owner              SSN/TIN


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Full legal name or trust name*            [_] Primary [_] Contingent

                                                                   %
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Relationship to Contract Owner              SSN/TIN


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Full legal name or trust name*            [_] Primary [_] Contingent

                                                                   %
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Relationship to Contract Owner              SSN/TIN

Trustee name*

Date of trust*    [_][_] [_][_] [_][_]           Is trust revocable?
                  Month   Day    Year            [_] Yes      [_] No

*This information is required for trusts.

To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).


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4  Type of Lincoln ChoicePlus II/SM/ Variable Annuity Contract
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Nonqualified: [_] Initial Contribution OR [_] 1035 Exchange
Tax-Qualified (must complete plan type): [_] Transfer OR [_] Rollover
Plan Type (check one):   [_] Roth IRA  [_] Traditional IRA

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5a  Allocation   (This section must be completed.)
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Initial minimums: $10,000

Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Money Market Fund, pending instructions from the contract owner.

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Please allocate my contribution of:

$                        OR $
 -----------------------     -----------------------
 Initial contribution        Approximate amount from
                             previous carrier

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INTO THE FUND(S) BELOW    (down arrow)    Use whole percentages
---------------------------------------------------------------
___________%  Delaware Premium Growth and Income Series
___________%  Delaware Premium U.S. Growth Series
___________%  Delaware Premium REIT Series
___________%  Delaware Premium Small Cap Value Series
___________%  Delaware Premium Trend Series
___________%  Delaware Premium Social Awareness Series
___________%  Delaware Premium High Yield Series
___________%  AIM Growth Fund
___________%  AIM International Fund
___________%  AIM Value Fund
___________%  Alliance Capital Growth and Income Portfolio
___________%  Alliance Capital Premier Growth Portfolio
___________%  Alliance Capital Technology Portfolio
___________%  Alliance Capital Small Cap Value Portfolio
___________%  AFIS Global Small Capitalization Fund
___________%  AFIS Growth Fund
___________%  AFIS Growth-Income Fund
___________%  AFIS International Fund
___________%  Deutsche Asset Equity 500 Index
___________%  Deutsche Asset EAFE Equity Index
___________%  Deutsche Asset Small Cap Value Portfolio
___________%  Fidelity VIP Equity Income Portfolio
___________%  Fidelity VIP Growth Portfolio
___________%  Fidelity VIP Contrafund Portfolio
___________%  Fidelity VIP Overseas Portfolio
___________%  Franklin Templeton Growth Securities Fund
___________%  Franklin Templeton Small Cap Fund
___________%  Janus Worldwide Growth Portfolio
___________%  Janus Balanced Portfolio
___________%  Janus Aggressive Growth Portfolio
___________%  Lincoln National Aggressive Growth Fund
___________%  Lincoln National Bond Fund
___________%  Lincoln National Capital Appreciation Fund
___________%  Lincoln National Global Asset Allocation Fund
___________%  Lincoln National International Fund
___________%  Lincoln National Money Market Fund
___________%  Lincoln National Social Awareness Fund
___________%  MFS Emerging Growth Series
___________%  MFS Capital Opportunities Series
___________%  MFS Total Return Series
___________%  MFS Utilities Series
___________%  Neuberger Berman Regency Portfolio
___________%  Neuberger Berman Mid-Cap Portfolio
___________%  Putnam Growth & Income Fund
___________%  Putnam Health Sciences Fund
              Fixed Account:                  _______ % 5 years
              _______ % 1 year                _______ % 7 years
              _______ % 3 years               _______ % 10 years
           %  Total (must = 100%)
===========

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5b  Dollar Cost Averaging   (Complete only if electing DCA.)
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$2,000 minimum required.
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Total amount to DCA:  OR   $____________
MONTHLY amount to DCA:     $____________
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OVER THE FOLLOWING PERIOD: ____________________
                              MONTHS (6-60)
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FROM THE FOLLOWING HOLDING ACCOUNT (check one):

[_] DCA Fixed Account (Only available for 12 months or less.)
[_] Delaware Premium High Yield Series
[_] Lincoln National Money Market
[_] Lincoln National Bond Fund

*The DCA holding account and the DCA fund elected cannot be the same.

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INTO THE FUND(S) BELOW    (down arrow)    Use whole percentages
---------------------------------------------------------------
___________%  Delaware Premium Growth and Income Series
___________%  Delaware Premium U.S. Growth Series
___________%  Delaware Premium REIT Series
___________%  Delaware Premium Small Cap Value Series
___________%  Delaware Premium Trend Series
___________%  Delaware Premium Social Awareness Series
___________%  Delaware Premium High Yield Series
___________%  AIM Growth Fund
___________%  AIM International Fund
___________%  AIM Value Fund
___________%  Alliance Capital Growth and Income Portfolio
___________%  Alliance Capital Premier Growth Portfolio
___________%  Alliance Capital Technology Portfolio
___________%  Alliance Capital Small Cap Value Portfolio
___________%  AFIS Global Small Capitalization Fund
___________%  AFIS Growth Fund
___________%  AFIS Growth-Income Fund
___________%  AFIS International Fund
___________%  Deutsche Asset Equity 500 Index
___________%  Deutsche Asset EAFE Equity Index
___________%  Deutsche Asset Small Cap Value Portfolio
___________%  Fidelity VIP Equity Income Portfolio
___________%  Fidelity VIP Growth Portfolio
___________%  Fidelity VIP Contrafund Portfolio
___________%  Fidelity VIP Overseas Portfolio
___________%  Franklin Templeton Growth Securities Fund
___________%  Franklin Templeton Small Cap Fund
___________%  Janus Worldwide Growth Portfolio
___________%  Janus Balanced Portfolio
___________%  Janus Aggressive Growth Portfolio
___________%  Lincoln National Aggressive Growth Fund
___________%  Lincoln National Bond Fund
___________%  Lincoln National Capital Appreciation Fund
___________%  Lincoln National Global Asset Allocation Fund
___________%  Lincoln National International Fund
___________%  Lincoln National Money Market Fund
___________%  Lincoln National Social Awareness Fund
___________%  MFS Emerging Growth Series
___________%  MFS Capital Opportunities Series
___________%  MFS Total Return Series
___________%  MFS Utilities Series
___________%  Neuberger Berman Regency Portfolio
___________%  Neuberger Berman Mid-Cap Portfolio
___________%  Putnam Growth & Income Fund
___________%  Putnam Health Sciences Fund
           %  Total (must = 100%)
===========
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Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
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                                    Page 2
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5c  Cross-Reinvestment or Portfolio Rebalancing
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To elect either of these options, please complete the Cross-Reinvestment form
(28051CP2) or the Portfolio Rebalancing form (28887CP2).

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6  Death Benefit Option
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Select one: (If no benefit is specified, the default Death Benefit will be the
Enhanced Guaranteed Minimum Death Benefit.)

I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
[_] I/We hereby elect the 5% Step-Up/1/ Death Benefit option.
[_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the
    Enhanced Guaranteed Minimum Death Benefit.
[_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the
    5% Step-Up Death Benefit option.
/1/ The 5% Step-Up option may only be elected if the Contract Owner, Joint Owner
    (if applicable), and Annuitant are all under age 80.
/2/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

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7  Automatic Withdrawal
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Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimim: $50 per deistribution/$300 annually

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[_]  Please provide me with automatic withdrawals based on
     ________ % (may be between 1-10%) of the greater of total contract value or premium payments, payable as follows:

[_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

Begin withdrawals in  [_][_] [_][_]
                      Month   Year
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                             OR

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[_] Please provide me with automatic withdrawals of
    $_____________________________

[_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

Begin withdrawals in  [_][_] [_][_]
                      Month   Year
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Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

ELECT ONE: [_] Do withhold taxes Amount to be withheld ________ (must be at least 10%)
           [_] Do not withhold taxes

ELECT ONE: [_] Direct deposit  [_] Checking (Attach a "voided" check
           [_] Savings (Attach a deposit slip)
               I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

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               Bank name                                   Bank telephone number

               [_] Send check to address of record
               [_] Send check to the following alternate address:

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8  Automatic Bank Draft
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-----------------------------------------  -------------------------------------
Print account holder name(s) EXACTLY as
shown on bank records

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Bank name                                                  Bank telephone number
                                                                $
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ABA number                Checking account number                Monthly amount

Automatic bank draft start date:  [_][_] [_][_] [_][_]       ATTACH VOIDED CHECK
                                  Month   Day    Year

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

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9  Telephone/Internet Authorization   (Check box if this option is desired.)
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[_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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10  Replacement
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Does the applicant have any existing life policies or annuity contracts?
[_] Yes   [_] No

Will the proposed contract replace any existing annuity or life insurance?
[_] Yes   [_] No

(Attach a state replacement form if required by the state in which the application is signed.)



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Company name

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Plan name                                                  Year issued

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Fraud Warning
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Residents of all states except Virginia please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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11  Signatures
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All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus IISM Advance and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

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Signed at (city)                                 State

Date:  [_][_] [_][_] [_][_]
       Month   Day    Year

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Signature of Contract Owner

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Joint Contract Owner (if applicable)

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Signed at (city)                                 State

Date:  [_][_] [_][_] [_][_]
       Month   Day    Year

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Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)


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                    FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
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                                    Page 4
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THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES
DEALER. Please type or print.
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12  Insurance in Force   Will the proposed contract replace any existing annuity
                         or life insurance contract?
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ELECT ONE:  [_] No  [_] Yes   If yes, please list the insurance in force on
                              the life of the proposed Contract Owner(s) and Annuitant(s):

(Attach a state replacement form if required by the state in which the application was signed.)
                                                                       $
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Company name                                 Year issued                Amount

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13  Additional Remarks
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14  Dealer Information   Note: Licensing appointment with Lincoln Life is
                         required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.
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[_] 1    [_] 2    [_] 3     OR     [_] Income4Life/SM/ Solution - complete
                                       Form 30350CP (nonqualified) or
                                       Form 30350Q-CP (qualified)

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Registered representative's name (print as it appears on NASD licensing)

[_][_][_] [_][_][_]-[_][_][_][_]
Registered representative's telephone number

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Client account number at dealer (if applicable)

[_][_][_]-[_][_]-[_][_][_][_]
Registered representative's SSN

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Dealer's name

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Branch address                           City                State         ZIP

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Branch number                            Registered representative number

[_] CHECK IF BROKER CHANGE OF ADDRESS


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15  Registered Representative's Signature
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The representative hereby certifies that he/she witnessed the signature(s) in
Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


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Signature


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[CHOICEPLUS LOGO]

Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                               Express Mail:
Lincoln Life                                   Lincoln Life
P.O. Box 7866                                  Attention: ChoicePlus Operations
Fort Wayne, IN 46801-7866                      1300 South Clinton Street
                                               Fort Wayne, IN 46802

If you have any questions regarding this application, please call Lincoln Life at 800 826-6848.

                                Page 5